UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Exact name of registrant as specified in charter:	Jennison Natural
Resources Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2006

Date of reporting period:	5/31/2006

Item 1 – Reports to Stockholders

Jennison Natural Resources Fund, Inc.

MAY 31, 2006	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

July 14, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Natural Resources Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Natural Resources Fund, Inc.

Jennison Natural Resources Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Natural Resources Fund, Inc. (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 5/31/06
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	69.16%	209.69%	380.89%	—
Class B	67.84	198.09	346.10	—
Class C	67.84	198.09	346.10	—
Class Z	69.44	213.41	N/A	400.46% (9/16/96)
MSCI World ND Index[3]	17.98	27.96	96.50	—
S&P 500 Index[4]	8.63	10.20	122.90	—
Lipper Natural Resources Funds Avg.[5]	47.05	118.72	306.39	—

Average Annual Total Returns[1] as of 6/30/06
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	46.24%	27.23%	16.82%	—
Class B	48.57	27.64	16.61	—
Class C	52.54	27.71	16.61	—
Class Z	55.09	29.00	N/A	17.89% (9/16/96)
MSCI World ND Index[3]	16.93	5.72	6.93	—
S&P 500 Index[4]	8.62	2.49	8.32	—
Lipper Natural Resources Funds Avg.[5]	39.67	20.05	14.84	—

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

1The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for certain share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date returns are provided for any share class with less than ten calendar years of returns.

3The Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. MSCI World ND Index Closest Month-End to Inception cumulative total return as of 5/31/06 is 92.97% for Class Z. MSCI World ND Index Closest Month-End to Inception average annual total return as of 6/30/06 is 6.97% for Class Z.

4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 5/31/06 is 115.39% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/06 is 8.20% for Class Z.

5The Lipper Natural Resources Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Natural Resources Funds category for the periods noted. Funds in the Lipper Average invest primarily in natural resources stocks. Lipper Average Closest Month-End to Inception cumulative total return as of 5/31/06 is 295.57% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/06 is 14.94% for Class Z.

Investors cannot invest directly in an index. The returns for the MSCI World ND Index and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. Returns for the Lipper Average would be lower if it included the effects of sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 5/31/06
GlobalSantaFe Corp., Oil & Gas Drilling	3.4%
Suncor Energy, Inc., Integrated Oil & Gas	3.3
National-Oilwell Varco, Inc., Oil & Gas Equipment & Services	2.9
OPTI Canada, Inc., Oil & Gas Exploration & Production	2.7
Phelps Dodge Corp., Diversified Metals & Mining	2.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 5/31/06
Oil & Gas Exploration & Production	19.7%
Oil & Gas Equipment & Services	17.0
Gold	13.4
Diversified Metals & Mining	11.2
Integrated Oil & Gas	7.5

Industry weightings reflect only long-term investments and are subject to change.

Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (continued)

Performance overview

Over its fiscal year ended May 31, 2006, the Fund significantly outperformed the broader global market, as measured by the MSCI World ND Index, and the U.S. market, as measured by the S&P 500 Index. Moreover, the Fund’s Class A, B, C, and Z shares all returned more than 20 percentage points above the Lipper Natural Resources Funds Average. Throughout the period, the prices of oil, copper, iron ore, and gold—commodities to which the Fund is exposed—continued to move to historical highs as surging demand outstripped geologically constrained supplies.

The global demand for natural resources has far exceeded the supply of oil, natural gas, and key industrial metals. The size of geologic reserves is the most obvious limit to supply, but, in addition, production costs often rise when a reserve becomes significantly depleted. As the productive capacities for the commodities on which the Fund has focused have neared their respective peaks, supplies have become strained and prices higher. While new discoveries and technological advances may help ease these constraints, we do not believe that they will lead to lower prices. The most easily exploited producing areas for oil, natural gas, and metals (particularly copper) have largely been tapped; developing new sources or extending the life of existing ones will be more costly, likely keeping commodity prices high.

However, not all companies in the natural resources sector will benefit equally from these positive dynamics. Some may not benefit at all. The Fund’s performance this reporting period was the result of using disciplined research to identify early those companies that the market believed will be most likely to gain.

Exploration and production holdings drove performance

Among oil and natural gas exploration and production (E&P) companies, we continued to seek firms with clear potential for attractive production growth. By “attractive” we mean companies that can increase production while their per-barrel operating costs rise less rapidly than the price of the commodity. Consequently, we generally avoided the major integrated oil and gas producers, which are most exposed to declining production. Instead, we emphasized E&P companies that are successfully exploiting unconventional sources of oil or gas and currently benefiting from historically high oil and/or natural gas prices. We expect this to drive acceleration in their revenue growth. They included OPTI Canada, Southwestern Energy Co., and Suncor Energy, Inc. (see Comments on Largest Holdings). OPTI Canada, Inc., which made the largest contribution to the Fund’s return, is currently involved in a project reusing bitumen, a tarlike substance that is the heaviest and least valuable grade of crude oil. OPTI Canada injects steam from a cogeneration plant into tar sands to heat the bitumen and, with proprietary technology, separates the

4	Visit our website at www.jennisondryden.com

bitumen into different grades of fuel. The separation process produces a high-grade fuel and a by-product, which OPTI Canada then reuses to power its steam cogeneration plant. By eliminating the need for natural gas to fuel the cogeneration plant, OPTI Canada lowers its variable costs and allows for margin expansion. Since the company will not post operating results until the project comes to fruition (scheduled for 2007), the stock is sensitive to rumors and news headlines.

Drilling services benefited from increased activity

Although the major integrated oil and gas producers are exposed to declining production, they nonetheless profited from sustained high oil and natural gas prices, and many had substantial cash flows. Because of the high oil and gas prices, they allocated substantial amounts of this cash to new drilling activity to replace their depleting reserves. This benefited drilling service companies, which provide equipment such as drill bits and pressure pumps, or services such as contract drilling. Many of our holdings in this area, including GlobalSantaFe Corp., National-Oilwell Varco, Inc. (see Comments on Largest Holdings for both), and Weatherford International, Inc. were significant contributors to the Fund’s performance.

Demand for industrial metals and gold was strong

Global appetite for copper and iron ore, particularly from emerging economies such as China, placed additional strains on already limited supplies, driving prices for these metals higher. During the reporting period gold reached an all-time high of more than $714 an ounce and copper reached $8,600 a ton. Since many of the easily exploited sources of these metals have long been tapped, our investments focused on the producers with the largest and most productive reserves. We selected companies that can benefit from rising prices and maintain relatively flat cost structures. Phelps Dodge Corp. (see Comments on Largest Holdings) and First Quantum Minerals Ltd. were important contributors to the Fund’s return. Although we believe supply/demand imbalances for metals should persist for the long term, we are aware that there may be corrections from time to time. We believe that rising demand for gold, brought about by the introduction of exchange-traded mutual funds that are backed by gold, and declining mine supply make a very bullish picture for gold. We also believe that the high level of debt in the world will lead to less faith in currencies that are not backed by gold or other real assets, increasing gold’s attractiveness as a substitute savings vehicle. Many of the gold-mining companies in the Fund are making discoveries that we expect will enable them to raise production. We think these stocks are attractively priced for their potential earnings growth.

Jennison Natural Resources Fund, Inc.	5

Your Fund’s Performance (continued)

Portfolio outlook

We would not be surprised if there are periods of volatile commodity prices from time to time, especially when investors become overly focused on short-term supply and demand data. We, however, will remain focused on the long-term dynamics of the natural resources markets. We continue to believe that supply and demand imbalances for oil, natural gas, gold, copper, iron ore, and other metals will continue, and we think that the prices for these commodities will remain higher than most investors expect. We will continue to invest in the companies that we think are best positioned to benefit from rising commodity prices.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 5/31/06.

3.4%	GlobalSantaFe Corp./Oil & Gas Drilling

GlobalSantaFe is one of the world’s largest international drilling contractors, providing offshore and land-based drilling services to the oil and natural gas industry. It is a dominant firm in the business of providing fully manned mobile drilling rigs. It is particularly well positioned in two of the fastest-growing offshore drilling markets, West Africa and the North Sea, where its services are commanding growing day rates.

3.3%	Suncor Energy, Inc./Integrated Oil & Gas

Suncor Energy is primarily engaged in the production of oil from its large Athabasca tar sands reserves in Canada. Suncor’s huge proven reserve base should allow it to increase production with virtually no exploration risk in an environment of rising oil prices. We believe Suncor will continue to benefit from supply and demand imbalances.

2.9%	National-Oilwell Varco, Inc./Oil & Gas Equipment & Services

National-Oilwell Varco is a leading manufacturer of equipment for land rigs and drilling systems, offshore rig drilling systems, and other oil field goods. We believe that the company will benefit from the increased global drilling activity that is driven by shortfalls in the supply of oil and natural gas.

2.7%	OPTI Canada, Inc./Oil & Gas Exploration & Production

OPTI Canada, which made the largest contribution to the Fund’s return, is currently involved in a project reusing bitumen, a tarlike substance that is the heaviest and least valuable grade of crude oil.

2.7%	Phelps Dodge Corp./Diversified Metals & Mining

Phelps Dodge is one of the world’s largest copper producers. It has extensive reserves and continues to employ new technologies to increase the productive capacity of its properties and reduce its cost of production.

Holdings are subject to change.

Jennison Natural Resources Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on December 1, 2005, at the beginning of the period, and held through the six-month period ended May 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Natural Resources Fund, Inc.		Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,231.80	1.16%	$6.45
	Hypothetical	$1,000.00	$1,019.15	1.16%	$5.84

Class B	Actual	$1,000.00	$1,227.00	1.91%	$10.60
	Hypothetical	$1,000.00	$1,015.41	1.91%	$9.60

Class C	Actual	$1,000.00	$1,227.00	1.91%	$10.60
	Hypothetical	$1,000.00	$1,015.41	1.91%	$9.60

Class Z	Actual	$1,000.00	$1,232.60	0.91%	$5.07
	Hypothetical	$1,000.00	$1,020.39	0.91%	$4.58

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended May 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended May 31, 2006 (to reflect the six-month period).

Jennison Natural Resources Fund, Inc.	9

Portfolio of Investments

as of May 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.7%
COMMON STOCKS 95.5%

Aluminum 1.6%
780,800	Alcoa Inc.(b)	$24,766,976
53,000	Aluminum Corp. of China Ltd. (China)(ADR)(b)	4,258,021

		29,024,997

Coal & Consumable Fuels 6.0%
549,800	Alpha Natural Resources, Inc.(a)	11,853,688
876,100	Cameco Corp. (Canada)	35,942,768
430,200	CONSOL Energy, Inc.(b)	37,965,150
2,275,320	SXR Uranium One, Inc. (Canada)(a)(b)	19,995,549

		105,757,155

Construction & Farm Machinery & Heavy Trucks 0.1%
68,800	Railpower Technologies Corp. (Canada)(a)	268,835
442,700	Railpower Technologies Corp., 144A (Canada)(a)(h)	1,727,942

		1,996,777

Construction Materials 0.3%
3,164,000	Anhui Conch Cement Co., Ltd. (Class H) (China)	5,848,461

Diversified Metals & Mining 11.2%
1,149,400	African Rainbow Minerals Ltd (South Africa)(a)	8,360,824
712,700	Falconbridge Ltd.	35,684,889
770,000	First Quantum Minerals Ltd. (Canada)	38,202,905
452,400	FNX Mining Co., Inc. (Canada)(a)	4,867,477
14,200	FNX Mining Co., Inc., 144A (Canada)(a)(h)	147,996
339,000	Freeport-McMoRan Copper & Gold, Inc. (Class B)	18,980,610
348,700	Inco Ltd.(b)	22,993,278
1,067,800	Northern Dynasty Minerals Ltd.(a)(b)	8,489,010
1,226,200	Peru Cooper, Inc. (Canada)(a)	5,065,102
555,100	Phelps Dodge Corp.	47,566,519
89,000	Southern Copper Corp.(b)	7,578,350

		197,936,960

Electronic Components & Equipment 0.3%
405,100	Evergreen Solar, Inc.(a)(b)	4,516,865

Gold 13.4%
	Archipelago Resources PLC (United Kingdom)
8,000,000	(cost $5,880,000; purchased 4/18/2006 - 5/8/2006)(a)(f)(g)	6,453,232

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	11

Portfolio of Investments

as of May 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

914,800	AXMIN, Inc. (Canada)(a)	$788,979
4,750,000	AXMIN, Inc. (Physical) (Canada)(a)	4,096,686
1,017,746	Barrick Gold Corp.	31,153,205
3,653,600	Crystallex International Corp.(a)(b)	15,235,512
3,358,500	Eldorado Gold Corporation (Canada)(a)	17,013,554
3,919,600	European Goldfields Ltd. (Canada)(a)	13,166,155
881,800	Gabriel Resources Ltd. (Canada)(a)	2,361,607
1,076,000	Glamis Gold Ltd.(a)(b)	41,275,360
760,800	Gold Fields Ltd. (South Africa)(ADR)(b)	16,669,128
195,900	Gold Reserve, Inc. (Canada)(a)	1,493,926
575,300	Goldcorp, Inc.(b)	17,638,698
1,054,573	Harmony Gold Mining Ltd. (South Africa)(ADR)(a)(b)	15,122,577
1,585,900	Highland Gold Mining Ltd. (United Kingdom)(a)	7,644,482
1,592,900	Iamgold Corp. (Canada)	15,039,637
1,442,200	Nevsun Resources Ltd. (Canada)(a)	4,569,476
1,614,100	Newcrest Mining Ltd. (Australia)	24,136,634
1,954,800	Orezone Resources, Inc. (Canada)(a)	3,425,115

		237,283,963

Integrated Oil & Gas 7.5%
96,200	CNX Gas Corp. (Physical)(a)	2,735,928
287,400	Occidental Petroleum Corp.	28,478,466
126,200	Hess Corp.(b)	18,930,000
267,800	Petroleo Brasileiro SA (Brazil)(ADR)(b)	23,258,430
727,200	Suncor Energy, Inc.	58,997,737

		132,400,561

Oil & Gas Drilling 6.6%
999,600	GlobalSantaFe Corp.(b)	60,105,948
175,500	Noble Corp.(b)	12,202,515
542,700	Transocean, Inc.(a)	44,159,499

		116,467,962

Oil & Gas Equipment & Services 17.0%
429,700	Cameron International Corp.(a)	20,152,930
168,600	CARBO Ceramics, Inc.	8,475,522
98,700	Complete Production Services(a)	2,363,865
138,300	FMC Technologies, Inc.(a)(b)	9,230,142
498,500	Grant Prideco, Inc.(a)	23,947,940
378,400	Halliburton Co.(b)	28,224,856
251,500	Hornbeck Offshore Services, Inc.(a)	8,903,100
119,500	Hydril Co.(a)	8,949,355
783,200	National Oilwell Varco, Inc.(a)(b)	51,738,192

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

217,600	SEACOR Holdings, Inc.(a)(b)	$17,734,400
484,900	Smith International, Inc.	19,861,504
359,700	Technip SA (France)(ADR)(b)	21,599,985
458,800	Tenaris SA (Luxembourg)(ADR)	16,925,132
162,800	Tidewater, Inc.	8,257,216
287,400	Universal Compression Holdings, Inc.(a)	16,703,688
700,800	Weatherford International Ltd.(a)(b)	36,469,632

		299,537,459

Oil & Gas Exploration & Production 19.7%
125,300	Apache Corp.	8,129,464
199,500	Bill Barrett Corp.(a)(b)	6,403,950
	BPI Industries, Inc. (Physical)
3,600,000	(cost $5,475,550; purchased 12/31/04 - 9/23/05)(a)(f)	4,568,400
386,500	Cheniere Energy, Inc.(a)(b)	15,046,445
889,300	Compton Petroleum Corp. (Canada)(a)	11,254,509
213,500	Duvernay Oil Corp. (Canada)(a)	8,365,556
893,300	Endeavour International Corp.(a)(b)	2,429,776
1,233,100	Gasco Energy, Inc.(a)(b)	5,511,957
295,300	Goodrich Petroleum Corp.(a)(b)	7,234,850
261,000	McMoRan Exploration Co.(a)(b)	4,418,730
336,300	Nexen, Inc.	18,849,615
1,524,800	OPTI Canada, Inc. (Canada)(a)	31,716,721
792,836	OPTI Canada, Inc. (Physical) (Canada)(a)(h)	16,445,501
557,900	Plains Exploration & Production Co.(a)	19,917,030
908,250	Range Resources Corp.	23,523,675
785,100	Sasol Ltd. (South Africa)(ADR)(b)	30,124,287
1,074,400	Southwestern Energy Co.(a)	34,703,120
948,000	Talisman Energy, Inc.	17,433,720
	Trident Resources Corp. (Canada)
551,694	(cost $17,670,540; purchased 12/4/03 - 1/5/06)(a)(f)(g)	25,042,851
2,303,700	UTS Energy Corp. (Canada)(a)	15,225,543
1,344,700	Warren Resources, Inc.(a)(b)	16,795,303
587,900	Western Oil Sands, Inc. (Class A)(Canada)(a)	16,428,109
250,000	Woodside Petroleum Ltd.(Australia)	8,278,937

		347,848,049

Oil & Gas Refining & Marketing 3.8%
389,800	Frontier Oil Corp.	21,828,800
216,200	Sunoco, Inc.(b)	14,829,158
489,600	Valero Energy Corp.	30,036,960

		66,694,918

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	13

Portfolio of Investments

as of May 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Oil & Gas Storage & Transportation 0.9%
315,200	Western Gas Resources, Inc.	$15,447,952

Precious Metals & Minerals 4.6%
673,200	Apex Silver Mines, Ltd.(a)(b)	9,391,140
2,766,300	Coeur d’Alene Mines Corp.(a)(b)	13,222,914
30,700	Impala Platinum Holdings Ltd. (South Africa)	5,172,685
475,200	Impala Platinum Holdings Ltd. (South Africa)(ADR)(b)	20,132,608
768,500	Cia de Minas Buenaventura SA (Peru)(ADR)	19,804,245
69,745	Pan American Silver Corp. (Canada)(a)	1,342,346
590,800	Pan American Silver Corp.(a)(b)	11,366,992

		80,432,930

Real Estate Investment Trust 0.9%
436,400	Plum Creek Timber Co., Inc.	15,601,300

Steel 1.6%
614,500	Cia Vale Do Rio Doce (Brazil)(ADR)	28,629,555

	Total common stocks (cost $1,146,881,669)	1,685,425,864

Principal Amount (000)
LINKED NOTE 0.2%

Precious Metals & Minerals
	USD Palladium Linked Bank Note, zero coupon, 7/13/07
$ 10,882	(cost $2,000,001; purchased 6/30/03)(a)(f)(g)	3,816,305

Units
WARRANTS(a)

Oil & Gas Exploration & Production
	BPI Industries, Inc., expiring 12/31/06
600,000	(cost $132,099; purchased 12/31/04)(f)(g)	128,454

Precious Metals & Minerals
11,922	Pan American Silver Corp. (Canada), expiring 2/20/08 @ CAD$12	110,940

	Total warrants (cost $165,582)	239,394

	Total long-term investments (cost $1,149,047,252)	1,689,481,563

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 23.8%

Affiliated Money Market Mutual Fund
419,705,348	Dryden Core Investment Fund - Taxable Money Market Series (cost $419,705,348; includes $334,194,278 of cash collateral received for securities on loan; Note 3)(c)(d)	$419,705,348

	Total Investments(e) 119.5% (cost $1,568,752,600; Note 5)	2,109,186,911
	Liabilities in excess of other assets (19.5%)	(343,523,651)

	Net Assets 100%	$1,765,663,260

The following abbreviations are used in portfolio descriptions:

ADR—American Depository Receipt.

CAD—Canadian Dollars.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $322,294,214; cash collateral of $334,194,278 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(d)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e)	As of May 31,2006, 6 securities representing $68,003,737 and 3.9% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(f)	Indicates illiquid securities. The aggregate cost of such securities was $31,158,190. The aggregate value of $40,009,242 is approximately 2.3% of net assets.
(g)	Indicates securities restricted as to resale. The aggregate cost of such securities was $25,682,640. The aggregate value of $35,440,842 is approximately 2.0% of net assets.
(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

The geographic concentration of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2006 was as follows:

*United States (including 18.9% of collateral received for securities on loan)	87.8%
Canada	16.7
South Africa	5.5
Brazil	2.9
Australia	1.9
France	1.2
Peru	1.1
Luxembourg	1.0
United Kingdom	0.8
China	0.6

119.5
Liabilities in excess of other assets	(19.5)

100.0%

*	A portion of the holdings represent ADR’s.

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	15

Statement of Assets and Liabilities

as of May 31, 2006

Assets
Investments, at value, including securities on loan of $322,294,214:
Unaffiliated Investments (cost $1,149,047,252)	$1,689,481,563
Affiliated Investments (cost $419,705,348)	419,705,348
Foreign currency, at value (cost $454,225)	452,523
Receivable for Fund shares sold	11,984,394
Dividends and interest receivable	2,550,848
Prepaid expenses	7,948

Total assets	2,124,182,624

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	334,194,278
Payable for investments purchased	17,330,129
Payable for Fund shares reacquired	4,324,597
Management fee payable	1,118,319
Distribution fee payable	767,120
Transfer agent fee payable	457,712
Accrued expenses	236,980
Payable to custodian	88,686
Deferred directors’ fees	1,543

Total liabilities	358,519,364

Net Assets	$1,765,663,260

Net assets were comprised of:
Common stock, at par	$383,204
Paid-in capital in excess of par	1,149,412,229

1,149,795,433
Distribution in excess of net investment income	(5,362,599)
Accumulated net realized gain on investments and foreign currency transactions	80,797,835
Net unrealized appreciation on investments and foreign currencies	540,432,591

Net assets May 31, 2006	$1,765,663,260

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($817,298,775 ÷ 16,937,112 shares of common stock issued and outstanding)	$48.25
Maximum sales charge (5.50% of offering price)	2.81

Maximum offering price to public	$51.06

Class B
Net asset value, offering price and redemption price per share ($271,418,914 ÷ 6,356,839 shares of common stock issued and outstanding)	$42.70

Class C
Net asset value, offering price and redemption price per share ($406,570,716 ÷ 9,522,265 shares of common stock issued and outstanding)	$42.70

Class Z
Net asset value, offering price and redemption price per share ($270,374,855 ÷ 5,504,180 shares of common stock issued and outstanding)	$49.12

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	17

Statement of Operations

Year Ended May 31, 2006

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $361,692)	$14,705,977
Affiliated dividend income	2,430,091
Affiliated income from securities loaned, net	1,010,284
Interest	704

Total income	18,147,056

Expenses
Management fee	8,998,632
Distribution fee—Class A	1,417,250
Distribution fee—Class B	2,069,353
Distribution fee—Class C	2,611,456
Transfer agent’s fee and expenses (including affiliated expense of $971,000)(Note 3)	1,292,000
Custodian’s fees and expenses	173,000
Registration fees	157,000
Reports to shareholders	100,000
Legal fees and expenses	34,000
Directors’ fees	26,000
Insurance	22,000
Audit fee	17,000
Miscellaneous	2,688

Total expenses	16,920,379

Net investment income	1,226,677

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	116,286,342
Foreign currency transactions	(140,731)

116,145,611

Net change in unrealized appreciation (depreciation) on:
Investments	420,944,683
Foreign currencies	30,502

420,975,185

Net gain on investments and foreign currencies	537,120,796

Net Increase In Net Assets Resulting From Operations	$538,347,473

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended May 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,226,677	$777,560
Net realized gain on investment and foreign currency transactions	116,145,611	42,772,772
Net change in unrealized appreciation on investments and foreign currencies	420,975,185	59,821,856

Net increase in net assets resulting from operations	538,347,473	103,372,188

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(3,669,380)	(553,474)
Class B	(491,634)	—
Class C	(581,124)	—
Class Z	(1,418,838)	(436,104)

	(6,160,976)	(989,578)

Distribution from net realized gains
Class A	(27,558,244)	(4,380,660)
Class B	(11,982,470)	(2,173,876)
Class C	(14,163,596)	(1,766,520)
Class Z	(8,627,615)	(1,765,716)

	(62,331,925)	(10,086,772)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	937,271,151	496,396,307
Net asset value of shares issued in reinvestment of dividends and distributions	58,569,349	9,550,178
Cost of shares reacquired	(407,096,700)	(142,835,939)

Net increase in net assets from Fund share transactions	588,743,800	363,110,546

Total increase	1,058,598,372	455,406,384

Net Assets
Beginning of year	707,064,888	251,658,504

End of year	$1,765,663,260	$707,064,888

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	19

Notes to Financial Statements

Jennison Natural Resources Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-thecounter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign

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market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotation.

The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

Jennison Natural Resources Fund, Inc.	21

Notes to Financial Statements

Cont’d

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investment and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

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calculated on the identified cost basis. Dividend income is recorded on the exdividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC (“Jennison”), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .74 of 1% for the year ended May 31, 2006.

Jennison Natural Resources Fund, Inc.	23

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. For the year ended May 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $9,243,100 in front-end sales charges resulting from sales of Class A shares, during the year ended May 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended May 31, 2006, it received approximately $34,400, $473,200 and $114,800 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date

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of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended May 31, 2006, the Fund incurred approximately $383,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended May 31, 2006, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, earned approximately $7,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended May 31, 2006, PIM has been compensated approximately $433,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2006 were $857,681,050 and $396,824,626, respectively.

As of May 31, 2006, the Fund had securities on loan with an aggregate market value of $322,294,214. The Fund received $334,194,278 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Jennison Natural Resources Fund, Inc.	25

Notes to Financial Statements

Cont’d

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income and accumulated net realized gains on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, distribution in excess of net investment income and accumulated gains on investments and foreign currency transactions. For the year ended May 31, 2006, the adjustments were to decrease distribution in excess of net investment income by $2,335,652, accumulated net realized gains on investments by $2,617,471 and increase in paid-in capital in excess of par by $281,819 due to differences in the treatment for book and tax purposes of certain transactions involving passive foreign investment companies, foreign currencies and reclassification for redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended May 31, 2006, the tax character of distributions paid by the Fund was $23,339,746 from ordinary income and $45,153,155 from long-term capital gains. For the year ended May 31, 2005, the tax character of distributions paid by the Fund was $1,068,509 from ordinary income and $10,007,841 from long-term capital gains.

As of May 31, 2006, the Fund had undistributed ordinary income of $40,276,906 and $52,330,833 long-term capital gains on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of May 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,585,871,419	$545,254,742	$(21,939,250)	$523,315,492	$(1,720)	$523,313,772

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies and other securities.

26	Visit our website at www.jennisondryden.com

The other cost basis adjustments are primarily attributable to depreciation of foreign currency and mark to market of receivables and payables.

In addition, the Fund elected to treat post-October currency losses of approximately $52,000 incurred in the seven months ended May 31, 2006 as having incurred in the next fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million shares of $.01 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 125 million authorized shares.

Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended May 31, 2006:
Shares sold	10,696,026	$462,730,142
Shares issued in reinvestment of dividends and distributions	713,969	28,187,503
Shares reacquired	(5,591,381)	(233,583,719)

Net increase (decrease) in shares outstanding before conversion	5,818,614	257,333,926
Shares issued upon conversion from Class B	344,015	13,320,962

Net increase (decrease) in shares outstanding	6,162,629	$270,654,888

Year ended May 31, 2005:
Shares sold	7,537,558	$218,488,059
Shares issued in reinvestment of dividends and distributions	145,652	4,219,529
Shares reacquired	(2,406,778)	(68,994,645)

Net increase (decrease) in shares outstanding before conversion	5,276,432	153,712,943
Shares issued upon conversion from Class B	280,532	7,582,384

Net increase (decrease) in shares outstanding	5,556,964	$161,295,327

Class B
Year ended May 31, 2006:
Shares sold	2,644,450	$99,628,480
Shares issued in reinvestment of dividends and distributions	320,520	11,237,428
Shares reacquired	(1,092,424)	(40,890,376)

Net increase (decrease) in shares outstanding before conversion	1,872,546	69,975,532
Shares reacquired upon conversion into Class A	(386,587)	(13,320,962)

Net increase (decrease) in shares outstanding	1,485,959	$56,654,570

Year ended May 31, 2005:
Shares sold	3,203,639	$82,108,683
Shares issued in reinvestment of dividends and distributions	75,014	1,949,628
Shares reacquired	(604,886)	(15,553,683)

Net increase (decrease) in shares outstanding before conversion	2,673,767	68,504,628
Shares reacquired upon conversion into Class A	(312,511)	(7,582,384)

Net increase (decrease) in shares outstanding	2,361,256	$60,922,244

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Class C	Shares	Amount
Year ended May 31, 2006:
Shares sold	6,011,224	$232,859,282
Shares issued in reinvestment of dividends and distributions	302,008	10,588,384
Shares reacquired	(1,883,510)	(71,603,880)

Net increase (decrease) in shares outstanding	4,429,722	$171,843,786

Year ended May 31, 2005:
Shares sold	4,015,128	$104,823,634
Shares issued in reinvestment of dividends and distributions	52,875	1,374,216
Shares reacquired	(528,908)	(13,767,500)

Net increase (decrease) in shares outstanding	3,539,095	$92,430,350

Class Z
Year ended May 31, 2006:
Shares sold	3,187,119	$142,053,247
Shares issued in reinvestment of dividends and distributions	213,102	8,556,034
Shares reacquired	(1,445,772)	(61,018,725)

Net increase (decrease) in shares outstanding	1,954,449	$89,590,556

Year ended May 31, 2005:
Shares sold	3,127,633	$90,975,931
Shares issued in reinvestment of dividends and distributions	68,236	2,006,805
Shares reacquired	(1,530,398)	(44,520,111)

Net increase (decrease) in shares outstanding	1,665,471	$48,462,625

Jennison Natural Resources Fund, Inc.	29

Financial Highlights

Class A
Year Ended May 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$30.36

Income (loss) from investment operations:
Net investment income (loss)	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.28

Total from investment operations	20.43

Less dividends and distributions
Dividends from net investment income	(.30)
Distributions from net realized gains on investments	(2.24)

Total dividends and distributions	(2.54)

Net asset value, end of year	$48.25

Total Return(b):	69.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$817,299
Average net assets (000)	$566,901
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.14%
Expenses, excluding distribution and service (12b-1) fees	.89%
Net investment income (loss)	.36%
For Class A, B, C and Z shares:
Portfolio turnover	34%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Year Ended May 31,
2005	2004	2003	2002

$23.33	$18.94	$20.64	$19.05

.11	(.06)	(.09)	(.04)
7.61	4.96	(.27)	1.78

7.72	4.90	(.36)	1.74

(.08)	(.39)	(.41)	(.15)
(.61)	(.12)	(.93)	—

(.69)	(.51)	(1.34)	(.15)

$30.36	$23.33	$18.94	$20.64

33.24%	26.24%	(.53)%	9.43%

$327,162	$121,700	$55,747	$51,254
$215,619	$81,712	$46,251	$37,737

1.22%	1.41%	1.64%	1.71%
.97%	1.16%	1.39%	1.46%
.39%	(.27)%	(.51)%	(.23)%

30%	6%	25%	28%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	31

Financial Highlights

Cont’d

Class B
Year Ended May 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.13

Income (loss) from investment operations:
Net investment loss	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	18.05

Total from investment operations	17.90

Less dividends and distributions
Dividends from net investment income	(.09)
Distributions from net realized gains on investments	(2.24)

Total dividends and distributions	(2.33)

Net asset value, end of year	$42.70

Total Return(b):	67.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$271,419
Average net assets (000)	$206,935
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.89%
Expenses, excluding distribution and service (12b-1) fees	.89%
Net investment loss	(.40)%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended May 31,
2005	2004	2003	2002

$20.99	$17.09	$18.76	$17.33

(.09)	(.20)	(.20)	(.14)
6.84	4.46	(.26)	1.61

6.75	4.26	(.46)	1.47

—	(.24)	(.28)	(.04)
(.61)	(.12)	(.93)	—

(.61)	(.36)	(1.21)	(.04)

$27.13	$20.99	$17.09	$18.76

32.30%	25.28%	(1.31)%	8.57%

$132,157	$52,684	$36,197	$40,002
$91,588	$40,985	$33,154	$32,040

1.97%	2.16%	2.39%	2.46%
.97%	1.16%	1.39%	1.46%
(.36)%	(1.03)%	(1.27)%	(.95)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	33

Financial Highlights

Cont’d

Class C
Year Ended May 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$27.13

Income (loss) from investment operations:
Net investment income (loss)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	18.05

Total from investment operations	17.90

Less dividends and distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains on investments	(2.24)

Total dividends and distributions	(2.33)

Net asset value, end of year	$42.70

Total Return(b):	67.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$406,571
Average net assets (000)	$261,145
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.89%
Expenses, excluding distribution and service (12b-1) fees	.89%
Net investment loss	(.40)%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended May 31,
2005	2004	2003	2002

$20.99	$17.09	$18.76	$17.33

(.09)	(.20)	(.19)	(.14)
6.84	4.46	(.27)	1.61

6.75	4.26	(.46)	1.47

—	(.24)	(.28)	(.04)
(.61)	(.12)	(.93)	—

(.61)	(.36)	(1.21)	(.04)

$27.13	$20.99	$17.09	$18.76

32.30%	25.28%	(1.31)%	8.57%

$138,176	$32,612	$7,778	$5,278
$79,352	$16,347	$5,585	$3,771

1.97%	2.16%	2.39%	2.46%
.97%	1.16%	1.39%	1.46%
(.37)%	(1.00)%	(1.23)%	(.93)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	35

Financial Highlights

Cont’d

Class Z
Year Ended May 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$30.87

Income (loss) from investment operations:
Net investment income (loss)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.60

Total from investment operations	20.86

Less dividends and distributions:
Dividends from net investment income	(.37)
Distributions from net realized gains on investments	(2.24)

Total dividends and distributions	(2.61)

Net asset value, end of year	$49.12

Total Return(b):	69.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$270,375
Average net assets (000)	$179,109
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.89%
Expenses, excluding distribution and service (12b-1) fees	.89%
Net investment income (loss)	.60%

(a)	Calculations are made based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z
Year Ended May 31,
2005	2004	2003	2002

$23.70	$19.24	$20.93	$19.32

.19	— (c)	(.04)	— (c)
7.74	5.02	(.27)	1.80

7.93	5.02	(.31)	1.80

(.15)	(.44)	(.45)	(.19)
(.61)	(.12)	(.93)	—

(.76)	(.56)	(1.38)	(.19)

$30.87	$23.70	$19.24	$20.93

33.64%	26.49%	(.24)%	9.69%

$109,569	$44,663	$14,586	$10,728
$83,864	$25,894	$10,707	$6,272

.97%	1.16%	1.39%	1.46%
.97%	1.16%	1.39%	1.46%
.65%	(.02)%	(.22)%	(.01)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Jennison Natural Resources Fund, Inc., (hereafter referred to as the “Fund”) including the portfolio of investments, as of May 31, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended May 31, 2004, were audited by another independent registered public accounting firm, whose report dated, July 16, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Natural Resources Fund, Inc. as of May 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

July 27, 2006

38	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends and distributions paid by the Fund during its fiscal year ended May 31, 2006.

During the fiscal year ended May 31, 2006, the Fund paid dividends and distributions as follows:

	Class
	A	B	C	Z
Ordinary Income	$.83	$.62	$.62	$.90
Long-Term Capital Gains	1.71	1.71	1.71	1.71

	$2.54	$2.33	$2.33	$2.61

Further, we wish to advise you that 34.73% of ordinary income dividends paid during the fiscal year ended May 31, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended May 31, 2006, the Fund designated 39.62% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the fiscal year ended May 31, 2006, the Fund intends to designate 100% of the ordinary income dividends as qualified interest income and short term capital gains under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar year 2006.

Jennison Natural Resources Fund, Inc.	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (71), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62), Director since 2000(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

40	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Director since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Natural Resources Fund, Inc.	41

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

42	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Natural Resources Fund, Inc.	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 5/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	59.86%	23.96%	16.35%	—
Class B	62.84	24.33	16.13	—
Class C	66.84	24.41	16.13	—
Class Z	69.44	25.67	N/A	18.05% (9/16/96)

Average Annual Total Returns (Without Sales Charges) as of 5/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	69.16%	25.37%	17.01%	—
Class B	67.84	24.41	16.13	—
Class C	67.84	24.41	16.13	—
Class Z	69.44	25.67	N/A	18.05% (9/16/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than ten calendar years of returns.

The graph compares a $10,000 investment in the Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index) and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (May 31, 1995) and the account values at the end of the current fiscal year (May 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through May 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

MSCI World ND Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Natural Resources Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Natural Resources Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Natural Resources Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PGNAX	PRGNX	PNRCX	PNRZX
CUSIP	476293105	476293204	476293303	476293402

MF135E    IFS-A121375    Ed. 07/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2006 and May 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison	Natural Resources Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	July 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	July 25, 2006

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	July 25, 2006

*	Print the name and title of each signing officer under his or her signature.